UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 23, 2009

ZILA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
16430 North Scottsdale Road, Suite 450, Scottsdale, Arizona 85254-1770

(Address of Principal Executive Offices)
(602) 266-6700

(Registrant’s telephone number, including area code)
5227 North 7th Street, Phoenix, Arizona 85014-2800

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On March 23, 2009, Zila, Inc. (the “Company”) received a Nasdaq Staff Deficiency Letter indicating that, because the Company’s Quarterly Report on Form 10-Q for the quarterly period ended January 31, 2009 reported stockholders’ equity of less than $10,000,000, the Company fails to meet the minimum stockholders’ equity requirement for continued listing on The Nasdaq Global Market set forth in Marketplace Rule 4450(a)(3). The Nasdaq Listing Qualifications Department also noted that the Company does not meet the alternative standards for continued listing set forth in Marketplace Rule 4450(b), which requires a market value of listed securities of at least $50,000,000 or total assets and total revenue of at least $50,000,000.
     The Company was given until April 7, 2009 to submit a plan to regain compliance with Nasdaq’s standards for continued listing. The Company may submit such a plan. If the plan is accepted by the Listing Qualifications Department, the Company may be granted an exception of up to 105 calendar days from the date of the deficiency letter (i.e., until July 6, 2009) to evidence compliance. If the plan is not accepted, the Company will have seven calendar days from the date of such determination to request an appeal hearing before a Listing Qualifications Panel. The Company’s common stock will continue to be traded on The Nasdaq Global Market while its plan is under review by Nasdaq and pending the resolution of any such appeal process. Alternatively, the Company may apply to transfer its securities to The NASDAQ Capital Market. The NASDAQ Capital Market, formerly the NASDAQ SmallCap Market, is a continuous trading market that operates in the same manner as The NASDAQ Global Market. All companies, whose securities are listed on The NASDAQ Capital Market must meet certain financial requirements and adhere to NASDAQ’s corporate governance standards.
     On March 26, 2009, the Company issued a press release announcing its receipt of the March 23, 2009 letter. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 26, 2009, and entitled “Zila Receives Nasdaq Staff Deficiency Letter”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZILA, INC.
Dated: March 26, 2009	By:	/s/ Gary V. Klinefelter
Gary V. Klinefelter
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 26, 2009, and entitled “Zila Receives Nasdaq Staff Deficiency Letter”